Exhibit 99.2

The Mosaic Company

Selected Calendar Quarter Financial Information

(Unaudited)

	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014
Consolidated data (in millions, except per share)
Diluted net earnings per share	$0.98	$1.44	$0.89	$1.01	$0.29	$0.30	$0.54	$0.64
Diluted weighted average # of shares outstanding (a)	426.8	427.0	427.2	427.2	427.1	415.5	379.6	376.2
Total Net Sales	$2,646	$2,368	$2,312	$2,619	$1,909	$2,182	$1,986	$2,440
Gross Margin	$775	$578	$642	$665	$387	$322	$412	$521
As % of Sales	29%	24%	28%	25%	20%	15%	21%	21%
SG&A	115	101	92	116	94	91	120	88
Foreign Currency (Loss)/Gain	(27)	10	17	22	(30)	25	43	(39)
Effective Tax Rate(b)	30%	(26%)	26%	23%	(6%)	11%	(1%)	25%
Net Income	$417	$616	$380	$430	$124	$129	$218	$248
As % of Sales	16%	26%	16%	16%	7%	6%	11%	10%
Total Debt	$1,036	$1,061	$1,081	$1,033	$1,027	$3,032	$3,051	$3,026
Cash & cash equivalents	3,549	3,405	3,511	3,916	3,339	5,293	2,491	2,367

Net debt	$(2,513)	$(2,344)	$(2,430)	$(2,883)	$(2,312)	$(2,261)	$560	$659
Cash flow from operations	$344	$377	$579	$982	$(45)	$503	$627	$796
Cash flow from investments	(376)	(435)	(378)	(381)	(466)	(370)	(1,634)	(360)
Cash flow from financing	(103)	(82)	(85)	(152)	(89)	1,842	(1,770)	(575)
Effect of exchange rate changes on cash	27	(3)	(10)	(45)	23	(20)	(25)	15

Net cash flow	$(108)	$(143)	$106	$404	$(577)	$1,955	$(2,802)	$(124)
Cash dividends paid	$(107)	$(107)	$(106)	$(107)	$(107)	$(107)	$(100)	$(95)
Operating Earnings
Potash	$398	$260	$306	$346	$92	$88	$166	$213
Phosphates	246	208	185	191	58	96	138	206
Corporate (c)	—	(5)	—	(11)	(6)	(5)	(37)	(16)

Consolidated Operating Earnings	$644	$463	$491	$526	$144	$179	$267	$403
Segment data (in millions, except per tonne)
Phosphates
Sales volumes (‘000 tonnes)(d)	2,931	2,794	2,672	2,921	2,739	3,381	2,693	3,376
Realized average DAP price/tonne(e)	$533	$532	$491	$477	$436	$381	$414	$465
Revenue	$1,741	$1,656	$1,501	$1,646	$1,419	$1,556	$1,254	$1,672
Segment Gross Margin	$329	$280	$253	$279	$193	$188	$207	$284
As % of Sales	19%	17%	17%	17%	14%	12%	17%	17%
Potash
Sales volumes (‘000 tonnes)(f)	1,791	1,421	2,007	2,448	1,380	1,862	2,355	2,500
Realized average MOP price/tonne(e)	$453	$435	$376	$366	$342	$303	$267	$267
Revenue	$927	$726	$825	$974	$523	$652	$733	$762
Segment Gross Margin	$441	$300	$397	$389	$184	$134	$212	$250
As % of Sales	48%	41%	48%	40%	35%	21%	29%	33%

The Mosaic Company—Potash Segment

Selected Calendar Quarter Financial Information

(Unaudited)

	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$614	$542	$440	$480	$279	$470	$515	$447
International	313	184	385	494	244	182	218	315

Net Sales	$927	$726	$825	$974	$523	$652	$733	$762
Cost of Goods Sold	486	426	428	585	339	518	521	512

Gross Margin	$441	$300	$397	$389	$184	$134	$212	$250
As % of Sales	48%	41%	48%	40%	35%	21%	29%	33%
Resources Taxes	$66	$70	$32	$67	$31	$57	$30	$45
Royalties	12	16	15	14	11	9	6	7

Total Resources Taxes & Royalties	$78	$86	$47	$81	$42	$66	$36	$52

Gross Margin (excluding Resources Taxes & Royalties) (g)	$519	$386	$444	$470	$226	$200	$248	$302
As % of Sales	56%	53%	54%	48%	43%	31%	34%	40%

Segment Operating Earnings	$398	$260	$306	$346	$92	$88	$166	$213

As % of Sales	43%	36%	37%	36%	18%	14%	23%	28%
Cost of Goods Sold Detail (in millions)
COGS additional detail
Resource Taxes	$66	$70	$32	$67	$31	$57	$30	$45
Royalties	12	16	15	14	11	9	6	7
Brine Inflow Expenses	68	59	53	51	48	50	44	46
Mark to Market (Gain)/Loss	(25)	13	7	16	(23)	1	4	(24)
Depreciation, Depletion and Amortization	67	74	79	89	86	84	87	92

Total	$188	$232	$186	$237	$153	$201	$171	$166

Operating Data
Sales volumes (‘000 tonnes)
Crop Nutrients North America(f)	862	734	705	804	417	933	1,111	873
Crop Nutrients International(f)	767	522	1,134	1,468	781	744	1,065	1,427
Non-Agricultural	162	165	168	176	182	185	179	200

Total(f)	1,791	1,421	2,007	2,448	1,380	1,862	2,355	2,500

Production Volumes (‘000 tonnes)
Production Volume	1,547	1,754	2,197	2,161	1,957	1,741	1,871	2,044
Operating Rate	67%	75%	83%	81%	73%	65%	70%	76%
Realized prices (FOB plant, $/tonne)
MOP - North America crop nutrients(e)(h)	$480	$467	$426	$415	$364	$332	$300	$308
MOP - International(e)	$402	$353	$327	$326	$294	$225	$209	$225
MOP - Average(e)	$453	$435	$376	$366	$342	$303	$267	$267
Potash CAPEX ($ in millions)	$264	$282	$235	$216	$199	$197	$144	$94

The Mosaic Company—Phosphates Segment

Selected Calendar Quarter Financial Information

(Unaudited)

	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$602	$683	$549	$589	$417	$721	$559	$725
International	1,139	973	952	1,057	1,002	835	695	947

Net Sales	$1,741	$1,656	$1,501	$1,646	$1,419	$1,556	$1,254	$1,672
Cost of Goods Sold	1,412	1,376	1,248	1,367	1,226	1,368	1,047	1,388

Gross Margin	$329	$280	$253	$279	$193	$188	$207	$284
As % of Sales	19%	17%	17%	17%	14%	12%	17%	17%
PhosChem sales of other member	$38	$8	$14	$46	$15	$23	$—	$—
Mosaic Sales (excluding PhosChem)(i)	$1,703	$1,648	$1,487	$1,600	$1,404	$1,533	$—	$—
Mosaic COGS (excluding PhosChem)(i)	1,374	1,368	1,234	1,321	1,211	1,345	—	—

Gross Margin (excluding PhosChem)(i)	$329	$280	$253	$279	$193	$188	$207	$284
As % of Sales (excluding PhosChem)(i)	19%	17%	17%	17%	14%	12%	17%	17%

Segment Operating Earnings	$246	$208	$185	$191	$58	$96	$138	$206

As % of Sales	14%	13%	12%	12%	4%	6%	11%	12%
Depreciation, Depletion and Amortization	$70	$73	$72	$74	$76	$76	$81	$95
Operating Data
Sales volumes (‘000 tonnes)
Crop Nutrients(d)
North America(j)	734	777	638	682	515	1,116	747	948
International(j)	657	586	872	796	677	590	667	806
MicroEssentials®	269	345	350	320	233	456	394	337
Crop Nutrient Blends(k)	809	690	493	652	837	707	556	792
Feed Phosphates	128	134	134	131	152	156	147	169
Other(l)	334	262	185	340	325	356	182	324

Total(d)	2,931	2,794	2,672	2,921	2,739	3,381	2,693	3,376

Production Volumes (‘000 tonnes)
Total tonnes produced(m)	2,069	2,152	2,038	2,049	2,123	1,960	1,971	2,458
Operating rate	85%	89%	84%	84%	88%	81%	79%	85%
Realized prices ($/tonne)
DAP (FOB plant)(e)	$533	$532	$491	$477	$436	$381	$414	$465
Blends (FOB destination)(k)	$544	$557	$559	$560	$508	$460	$451	$456
Realized costs ($/tonne)
Ammonia (tonne)(n)	$499	$569	$550	$517	$486	$422	$374	$473
Sulfur (long ton)(o)	$196	$186	$178	$169	$167	$123	$96	$128
Average Market prices ($/tonne)
Ammonia (tonne)(p)	$697	$701	$644	$578	$489	$467	$455	$557
Sulfur (long ton)(q)	$173	$162	$153	$153	$111	$77	$104	$131
Natural Gas(r)	$2.9	$3.5	$3.5	$4.0	$3.6	$3.9	$4.7	$4.6
Phosphates CAPEX (in millions)	$100	$85	$100	$140	$120	$129	$124	$115

Footnotes

(a)	Since Q4 2013 diluted weighted average number of shares reflects the impact of shares subject to the forward contract for our contractual share repurchase obligation.
(b)	Includes a discrete income tax benefit of approximately $180 million in Q4 2012, $45 million in Q3 2013, $63 million in Q1 2014, $14M in Q2 2014, and a discrete income tax expense of approximately $104 million in Q4 2013.
(c)	Includes elimination of intersegment sales.
(d)	Excludes tonnes sold by PhosChem for its other member.
(e)	FOB Plant, sales to unrelated parties.
(f)	Potash volumes include intersegment sales, and exclude tonnes mined under a third party tolling arrangement through December 31, 2012.
(g)	Gross margin excluding Canadian resource taxes and royalties (“CRT”) provides a measure that the Company believes enhances the reader’s ability to compare the Company’s gross margin with that of other companies which incur CRT expense and classify it in a manner different than the Company in their statement of earnings. Because securities analysts, investors, lenders and others use gross margin excluding CRT, the Company’s management believes that Mosaic’s presentation of gross margin excluding CRT for Potash affords them greater transparency in assessing Mosaic’s financial performance against competitors.
(h)	This price excludes industrial and feed sales.
(i)	Excludes PhosChem quarterly sales for its other member, included in our financials. Management believes that Mosaic Sales, Mosaic COGS, Gross Profit and Gross Profit as a % of Sales is useful to investors as it increases the transparency of information about the Company’s financial performance without performance attributable entirely to the other member of PhosChem. Phoschem was a consolidated subsidiary of Mosaic through December 31, 2013, when it was dissolved.
(j)	Excludes Crop Nutrient Blends and MicroEssentials®.
(k)	The average product mix in our Blends (by volumes) contains approximately 50% phosphate, 25% potash and 25% nitrogen, although this mix can differ based on seasonal and other factors. In Q4 2013, the average product mix in our Blends contained approximately 55% phosphate, 25% potash and 20% nitrogen.
(l)	Other volumes are primarily single superphosphate, potash and nitrogen products sold in countries outside North America.
(m)	Includes crop nutrient dry concentrates and animal feed ingredients.
(n)	Amounts are representative of our average ammonia costs in cost of goods sold.
(o)	Amounts are representative of our average sulfur cost in cost of goods sold.
(p)	Three point quarterly average (Fertecon).
(q)	Three point quarterly average (Green Markets).
(r)	Three point quarterly average (NYMEX).